UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2007 (July 17, 2007)

Date of Report (Date of earliest event reported)

SIENA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25499	88-0390360
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5625 Arville Street, Suite E, Las Vegas, Nevada 89118

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (702) 889-8777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Siena Technologies, Inc. (“Siena” or the "Company") beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the availability of adequate financing, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Siena’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Siena's actual results to differ from management's current expectations are contained in Siena's filings with the Securities and Exchange Commission.  Siena undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Background

Siena Technologies, Inc. (“Siena”) and its wholly owned subsidiary, Kelley Communication Company (“Kelley”, together with Siena, the "Company") and Dutchess Private Equities Fund Ltd. (“Dutchess”)entered into that certain Loan Restructure Agreement, dated August 1, 2006 (the “Loan Restructure Agreement”), whereby the Company and Dutchess restructured certain then-outstanding loans and agreements (collectively, the “Dutchess Obligations”) between the Company and Dutchess. On February 5, 2007, the Company and Dutchess entered into that certain Second Loan Restructure Agreement, (the “Second Loan Restructure Agreement”), whereby Dutchess and the Company further restructured the Dutchess Obligations. Pursuant to the Loan Restructure Agreement, the Company issued a note to Dutchess representing all amounts owed to Dutchess, or approximately $6,200,000 (the “Note”).

July 2007 Agreement

On July 17, 2007, Siena and Kelley entered into that certain Agreement with Dutchess, dated July 17, 2007 (the “July 2007 Agreement”), providing for, among other things, additional funding from Dutchess in the amount of $2,000,000 (the “Additional Financing”). The Additional Financing shall be added to the then outstanding principal amount of the Note and such Note shall be modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess (see below). Further, pursuant to the July 2007 Agreement, Dutchess shall have the right to appoint three (3) members to the Company’s Board of Directors, whose total number shall remain at five (5), and such appointments shall continue until the New Note (as defined below) is repaid in full; during such time that the New Note is outstanding, Dutchess may remove and replace any of its appointed members. The July 2007 Agreement further provided for certain conditions to closing, all of which have been satisfied.

Pursuant to the July 2007 Agreement, the Company and Dutchess executed an Addendum to Note, dated July 17, 2007 (the “Addendum”) modifying the Note such that the Additional Financing shall be added to the principal amount of the Note, totaling in the aggregate approximately $8,384,726 (the “New Note”). As provided in the Note, the New Note bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company, as evidenced by that certain Amended and Restated Security Agreement between the Company and Dutchess, dated July 17, 2007 (“Amended Security Agreement”). The New Note is due and payable on or before January 1, 2012. Moreover, the Company issued to Dutchess a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cent ($0.04) per share (the “Warrant”). The Warrant provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Warrant on or before one year from the date of issuance of the Warrant.  The Company also entered into a Negative Pledge, dated July 17, 2007 (the “Negative Pledge”), providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.

In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.

A copy of the Agreement, Addendum, Amended Security Agreement, Warrant and Negative Pledge are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 31, 2007, Mr. Anthony DeLise was appointed as a member of the Company’s Board of Directors.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit

Number

Description

10.1

Agreement between the Company and Dutchess Private Equities Find, Ltd., dated July 17, 2007.

10.2

Addendum to Note between the Company and Dutchess Private Equities Fund, Ltd., dated July 17, 2007.

10.3

Amended and Restated Security Agreement between the Company and Dutchess Private Equities Fund, Ltd., dated July 17, 2007.

10.4

Warrant No. July 2007 101 issued by the Company to Dutchess Private Equities Fund, Ltd., dated July 17, 2007.

10.5

Negative Pledge, dated July 17, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

SIENA TECHNOLOGIES, INC.
August 1, 2007	By:	/s/ James Michael Kelley
James Michael Kelley
Executive Vice President of Administration